UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2006 (July 19, 2006)

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Realogy Corporation

(Exact Name of Registrant as Specified in its Charter)

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Delaware	1-32852	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Campus Drive Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-6700

(Registrant's telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 19, 2006, Cendant Corporation ("Cendant") issued a press release which, among other things, disclosed that Cendant presently expects that second quarter 2006 revenue and EBITDA from core operations (before restructuring and separation-related expenses) for Cendant's Real Estate Services Division (now known as Realogy) will be consistent with the forecasts previously issued on May 30, 2006. A copy of the press release issued on July 19, 2006 is attached hereto as Exhibit 99.1 and that portion of the press release relating to Cendant's expectations with respect to the second quarter 2006 revenue and EBITDA from core operations for Realogy is incorporated by reference into this item.

Item 7.01 Regulation FD Disclosure.

On July 19, 2006, Realogy Corporation ("Realogy"), a wholly owned subsidiary of Cendant, stated that its forecast remains within the range of the most recently announced full year 2006 revenue and EBITDA outlook (before restructuring and separation-related expenses). The disclosure was made in a press release issued by Realogy's parent company, Cendant. A copy of the press release is attached hereto as Exhibit 99.1 and that portion of the press release relating to Realogy's full year 2006 revenue and EBITDA outlook is incorporated by reference into this item. Realogy previously disclosed its full year 2006 revenue and EBITDA outlook ranges in slides dated as of May 30, 2006 presented to institutional investors in connection with Realogy's separation from Cendant and posted on Cendant's website, www.cendant.com. As previously disclosed, the distribution of all of Cendant's shares of Realogy is expected to occur after the close of business on July 31, 2006 to Cendant stockholders of record as of the close of business on July 21, 2006.

Forward Looking Statements

This Current Report on Form 8-K contains or incorporates by reference certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Realogy cannot provide any assurances that its separation from Cendant or any of the proposed transactions relating to Cendant's separation plan will be completed, and can give no assurances as to the terms on which such transactions will be consummated. Realogy's separation from Cendant is subject to the satisfaction or waiver of certain conditions precedent as described in Realogy's information statement included in its Registration Statement on Form 10, as amended, filed with the Securities and Exchange Commission.

Various factors that could affect our future results and could cause actual results to differ materially from those expressed in such forward-looking statements include but are not limited to: adverse developments in general business, economic and political conditions or any outbreak or escalation of hostilities on a national, regional or international basis; a decline in the number of home sales and/or prices; competition in our existing and future lines of business and the financial resources of competitors; our failure to comply with regulations and any changes in regulations; seasonal fluctuation in the residential real estate brokerage business; local and regional conditions in the areas where our franchisees and brokerage operations are located; our failure to complete future acquisitions or to realize anticipated benefits from completed acquisitions; actions by our franchisees that could harm our business; our inability to access capital and/or asset-backed markets on a favorable basis; the loss of any of our senior management; risks inherent in operating in foreign countries, including exposure to local economic conditions, government regulation, currency restrictions and other restraints, changes in tax laws, expropriation, political instability and diminished ability to legally enforce our contractual rights; our failure to provide fully integrated disaster recovery technology solutions in the event of a disaster or other business interruption; the final resolutions or outcomes with respect to Cendant's contingent and other corporate liabilities and any related actions for indemnification made pursuant to the Separation and Distribution Agreement; a failure by Cendant to complete the sale of Travelport, to receive gross cash proceeds of $4,300 million (which purchase price is subject to adjustment) or to contribute to us all or a portion of the $1,475 million of such proceeds that we expect to receive; our inability to operate effectively as a stand-alone, publicly traded company; and the costs associated with becoming compliant with the Sarbanes-Oxley Act of 2002 and the consequences of failing to implement effective internal controls over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002 by the date that we must comply with that section of the Sarbanes-Oxley Act.

In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Realogy's Form 10, including under headings such as "Risk Factors," "Forward-Looking Statements" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Except for Realogy's ongoing obligations to disclose material information under the federal securities laws, Realogy undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release of Cendant Corporation dated July 19, 2006

Exhibit 99.1 is being furnished, not filed, with this Current Report on Form 8-K. Accordingly, Exhibit 99.1 will not be incorporated by reference into any other filing made by Realogy with the Securities Exchange Commission, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION

By: /s/ C. Patteson Cardwell, IV

C. Patteson Cardwell, IV
Executive Vice President, General Counsel
and Secretary

Date: July 19, 2006

REALOGY CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated July 19, 2006

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Cendant Corporation dated July 19, 2006